UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 West Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740
(Name and address of agent for service)

(626) 385-5777

Registrant’s telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30,2023

Item 1. Report to Stockholders.

(a)	The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AAM/Insight Select Income Fund

(Class A: CPUAX)

(Class C: CPUCX)

(Class I: CPUIX)

(Class Y: CPUYX)

ANNUAL REPORT

JUNE 30, 2023

AAM/Insight Select Income Fund

A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	5
Schedule of Investments	7
Statement of Assets and Liabilities	23
Statement of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights	28
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm..	43
Supplemental Information	44
Expense Example	49

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM/Insight Select Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.aamlive.com/publicsite/mutual-funds

300 Carnegie Center, Suite 100, Princeton, NJ 08540 Tel: 855.593.5150 I 609.853.2962 Fax: 609.853.2961 www.aamlive.com

AAM/Insight Select Income Fund

Annual Shareholder Letter: June 30, 2023

To the Shareholders and Directors of the AAM/Insight Select Income Fund:

The 12-month period under review saw a normalization of economic growth, falling inflation even in “stickier” US inflation components, an aggressive Federal Reserve (Fed) monetary tightening regime, and recession concerns (albeit that began to recede as labor markets and consumer spending trends showed resilience).

The Fed delivered the sharpest interest rate hiking cycle since the 1970s over the last 12-months driven by stronger-than-expected inflationary pressures and raised the upper bound of the Fed Funds rate from 1.75% to 5.25%. A broadly followed measure of inflation, the Consumer Price Index (CPI) started the period at nearly 9% and then declined over the following 12 months to 3% (with core inflation falling from 5.9% to 4.8%), suggesting the Fed’s tightening was having the intended effect of cooling demand. The Fed also consistently revised its economic and policy rate projections upward throughout the period. As the period progressed the Fed’s guidance began to reflect a “terminal” policy rate in the mid-5% area, subject to economic data. Other major central banks also enacted monetary tightening cycles, with many developed economies facing more persistent inflationary pressures than the United States.

On the political front, Congress passed the Inflation Reduction Act (IRA) of 2022, which is expected to narrowly lower the deficit and is focused on provisions for clean energy, health care spending, health care savings and revenue provisions, including a 15% minimum tax for corporations with more than $1billion in revenue, and a 1% excise tax on stock buybacks. This, alongside other legislation such as the Chips and Science Act, has helped usher in a rise in government driven industrial investment across the US.

In Q1 2023, investors became concerned about the health of the banking system, particularly regional banks that experienced losses on their securities portfolios due to the Fed’s rapid interest rate increases. Silicon Valley Bank became the largest bank failure since Lehman Brothers in 2008, with Signature Bank failing the same weekend, given depositor concerns. All deposits, including those uninsured by the Federal Deposit Insurance Corporation (FDIC), were protected, but other banks, principally First Republic, drew market attention. The Fed introduced a new liquidity facility to address interest rate risks on bank balance sheets and backstopped uninsured deposits of the failed banks. Concerns spilled over to Europe, and Swiss regulators engineered a takeover of Credit Suisse by UBS through an all-share sale, while Credit Suisse’s AT1 bond instruments were written off. Regional US banks remained in focus into April 2023, and at the end of that month, First Republic was the second largest bank failure in history since 2008 (after Silicon Valley Bank in March) after the FDIC put the bank into receivership (enforcing losses on bondholders) and sold the bulk of its assets to JP Morgan Chase.

As the Fed hiked rates aggressively at the onset of 2022, many fixed-income asset classes suffered. However, risk assets (in fixed income, investments which contain a credit risk premium) began to recover in the second half of 2022 and posted strong excess returns during the first half of 2023. Nonetheless, over the period under review, Treasury yields sold off materially and the interest rate curve inverted significantly. Yields rose by up to 400 basis points (bp – .01% of 1%) at the front end and by around ~40bp to 100bp at the belly of the curve. Against this backdrop, The Bloomberg US Corporate Investment Grade Index delivered positive excess returns of 3.98% over the whole period, with credit spreads narrowing by 34 bp. As a result, despite the headwind from rising rates, the index’s total return ended the period in positive territory at 1.39%. The high yield asset class as represented by Bloomberg U.S. Corporate High Yield Index delivered strong results during the period supported by low supply, a low default

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

1

rate, and elevated yields. Over the 12-month period the high yield asset classes delivered 965bp of excess return and was a key overweight within the portfolio.

The Fund exhibited strong performance relative to its benchmark index (the Bloomberg US Credit Index) during the period, generating total returns of 3.20% gross of fees and 2.68% net of fees (for CPUIX NAV performance), compared to 1.39% for the Fund’s benchmark. The primary drivers of alpha were related to overweight allocations to investment grade credit on a beta-adjusted basis, and high yield credit on an absolute basis. Within investment grade credit, the allocation to industrials was a modest drag but security selection within the sector more than offset this. As a whole, security selection was positive and contributed particularly positively within the securitized and banking sectors. Yield curve positioning was also additive during the period, as the portfolio has operated with a relative short duration bias to the index certain points of the year where interest rates subsequently moved higher.

During the period, the Fund moderated its high-yield and emerging market exposure, given the aggressive pace of monetary policy tightening by many developed nations’ central banks, which increased the odds of a recession. The periods of market volatility that we have seen do create dislocations and the Fund maintains adequate liquidity to capitalize on idiosyncratic opportunities that may present themselves. While being exposed to credit markets generally, we continue to adjust the Fund’s portfolio positioning to focus on the parts of the credit curve that we believe provide the best trade-off between risk and reward. At present, we see compelling value in short-dated maturities where yields look attractive, and investors generally have more visibility into corporate earnings and liquidity. In a volatile interest rate environment, balance remains paramount as there are risks on both sides of any forecast.

The Fund’s performance in the period was a function of navigating a difficult rate environment while positioning the Fund to effectively target what are, in our opinion, durable and high-quality sources of predictable income from the now-higher level of prevailing interest rates and credit spreads. We continue to resist the temptation to sacrifice portfolio liquidity in the hunt for yield, and we want to own assets that provide good visibility into the credit worthiness of issuers, stability of balance sheets, and overall staying power.

Looking ahead, we believe both absolute yields and spreads are compelling within corporate credit, given the likely trajectory of the domestic economy. We believe the peak in front-end interest rates is likely to occur in the back half of 2023 and may have occurred already. Although the outlook for growth has softened, headline inflationary pressures are moderating and unemployment remains low. And unlike during the global financial crisis, banks are well capitalized. Many corporates have also insulated themselves from the rise in rates by extending their debt maturity profiles when rates were low. In aggregate, we believe these factors should limit downgrade risks and allow the corporate asset class to generate meaningful returns from income alone. As investors become more confident about the peak level of interest rates, there is the potential for spreads to rally, which would further support returns.

Further, we are at or near the end of the hiking cycle, as long as inflation continues to moderate, which should anchor the outlook for yields. Credit spreads are largely reflecting the weaker expected economic outlook and impact of policy tightening. This is a market in which we believe security and sector selection will be key to supplementing already attractive underlying levels of income from fixed income. Higher levels of overall yield can provide investors with protection from further rate rises. In our view, being able to take advantage of income opportunities at the short end in areas like high yield and structured credit, and high quality duration exposure further out the curve should benefit investors.

The views in this report were those of Insight Investment, the Sub-Advisor, as of June 30, 2023, and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change.

Sales charges do not apply the Class I shares.

2

The index is the Bloomberg U.S. Credit Index. The Bloomberg US Credit Bond Index represents publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC registered. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both US and non-US corporations. The noncorporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. An investment cannot be made directly in a market index. Bloomberg US Corporate Investment Grade Index measures the investment grade, fixed-rate, taxable corporate bond market and includes USD denominated securities publicly issued by US and non-US industrial, utility and financial issuers. Bloomberg US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Bloomberg EM country definition, are excluded.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Please see the schedule of investments section in this report for a full listing of the Fund’s holdings.

The Fund’s investment sub-advisor is Insight North America LLC (INA). INA is part of ‘Insight’ or ‘Insight Investment’, the corporate brand for certain asset management companies operated by Insight Investment Management Limited including, among others, Insight Investment Management (Global) Limited and Insight Investment International Limited.

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Definitions: Alpha measures the excess return of an investment relative to a benchmark index. Beta measures an asset’s sensitivity to movements in the overall stock market. An asset with a beta of one will fluctuate with the overall stock market. An asset with a beta higher than one is more volatile than the stock market, and an asset with a beta less than one is less volatile than the stock market. Also, an asset with a negative beta coefficient moves inversely to the stock market. Adjusted beta estimates a security’s future beta. It is a historical beta adjusted to reflect the tendency of beta to be mean reverting. A basis point is 0.01 percent of 1 percent. The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Duration is a measure of sensitivity of a bond’s or fixed income portfolio’s price to changes in interest rates. A high-yield bond spread, also known as a credit spread, is the difference in the yield on high-yield bonds and a benchmark bond measure, such as investment-grade or Treasury bonds. Investment grade is a rating that signifies a municipal or corporate bond presents a relatively low risk of default. Different bond rating firms use different designations, consisting of the upper- and lower-case letters “A” and “B,” to identify a bond’s credit quality rating. Yield curve is a line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates.

Investment Risks: All investments are subject to risks including the potential loss of principal. The Fund’s principal risks are outlined below. More information about these risks may be found in the Fund’s prospectus. Fixed income securities decrease in value if interest rates rise. The Fund may not be able to sell some or all of the investments that it holds or may only be able to sell those investments at less than desired prices. High yield bonds (“junk bonds”) involve greater risks of default, downgrade, or price declines. Convertible securities and warrants are subject to potentially greater volatility than the general market. Foreign securities may be more volatile than the securities of U.S. issuers because of economic and other conditions. These risks are heightened in emerging markets. Investments denominated in foreign currencies are subject to changes in value relative to the U.S. dollar. Real Estate Investment Trusts (REITs) are subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Master Limited Partnership Units (MLPs) risk includes the risks associated with a similar investment in equity securities. Additional

3

risks include cash flow risk, tax risk, risk associated with a potential conflict of interest between unit holders and the MLP’s general partner, and capital markets risk. Securities lending involves certain potential risks, primarily counterparty, market, liquidity and reinvestment risks.

AAM is an SEC-registered investment advisor and member FINRA/SIPC. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of Insight.

Distributor: IMST Distributors, LLC.

Not FDIC Insured – No Bank Guarantee – May Lose Value

CRN: 2023-0803-11040 R

4

 AAM/Insight Select Income Fund

FUND PERFORMANCE at June 30, 2023 (Unaudited)

This graph compares a hypothetical $25,000 investment in the Fund’s Class I shares, with a similar investment in the Bloomberg Barclays Credit Bond Index and the Bloomberg Barclays Aggregate Bond Index. The Fund’s official benchmark is the Bloomberg Barclays Credit Bond Index. The Bloomberg Barclays Aggregate Bond Index is included for comparison purposes. The performance graph above is shown for the Fund’s Class I shares; Class A shares, Class C and Class Y shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays Credit Bond Index measures the performance of investment grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity of greater than one year. The Bloomberg Barclays Aggregate Bond Index measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of June 30, 2023	1 Year	5 Years	10 Years
Before deducting maximum sales charge
Class A1	2.12%	1.57%	2.58%
Class C2	1.32%	0.80%	1.82%
Class I3	2.35%	1.81%	2.85%
Class Y3	2.42%	1.87%	2.87%
After deducting maximum sales charge Class A1	-0.93%	0.96%	2.27%
Class C2	0.34%	0.80%	1.82%
Bloomberg Barclays Credit Bond Index	1.39%	1.65%	1.96%
Bloomberg Barclays Aggregate Bond Index	-0.94%	0.77%	1.17%

[1]	Maximum sales charge for Class A shares is 3.00%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed to the extent a finder’s fee was paid on certain redemptions of such shares within 18 months of purchase.
[2]	Maximum contingent deferred sales charge for Class C shares is 1.00% imposed on redemptions within 12 months of purchase.
[3]	Class I and Y shares do not have any initial or contingent deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current Performance may be lower or higher than the performance information quoted. The most recent month-end performance may be obtained by calling (888) 966-9661.

5

AAM/Insight Select Income Fund

FUND PERFORMANCE at June 30, 2023 (Unaudited) – Continued

Gross and net expense ratios for Class A shares were 0.92% and 0.78%, respectively, for Class C shares were 1.70% and 1.56%, respectively, for Class I shares were 0.71% and 0.57%, respectively, and for Class Y shares were 0.64% and 0.50%, respectively, which were stated in the current prospectus dated November 01, 2022. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.85%, 1.60%, 0.60%, and 0.50% of the average daily net assets of the Class A, Class C, Class I and Class Y shares of the Fund, respectively. In the absence of such waivers, the Fund’s returns would be lower. This agreement is in effect until October 31, 2032, and it may be terminated before that date only by the Trust’s Board of Trustees.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged a redemption fee of 2.00%.

6

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2023

Principal Amount		Value
	ASSET-BACKED SECURITIES – 13.2%
$91,328	Amur Equipment Finance Receivables LLC Series 2022-2A, Class A2, 5.30%, 6/21/2028[1,2]	$90,474
270,000	Antares CLO Ltd. Series 2017-1A, Class CR, 7.95% (3-Month USD Libor+270 basis points), 4/20/2033[1,2,3]	253,482
150,000	Avis Budget Rental Car Funding AESOP LLC Series 2020-1A, Class A, 2.33%, 8/20/2026[1,2]	139,455
323,164	Blackbird Capital Aircraft Series 2021-1A, Class B, 3.45%, 7/15/2046[1,2]	266,610
500,815	CF Hippolyta LLC Series 2020-1, Class A1, 1.69%, 7/15/2060[1,2]	449,336
109,000	COMM Mortgage Trust Series 2020-CX, Class D, 2.77%, 11/10/2046[1,2,4]	80,875
369,476	Commonbond Student Loan Trust Series 2019-AGS, Class A1, 2.54%, 1/25/2047[1,2]	331,000
598,000	DataBank Issuer Series 2021-2A, Class A2, 2.40%, 10/25/2051[1,2]	518,151
612,670	DB Master Finance LLC Series 2021-1A, Class A2I, 2.04%, 11/20/2051[1,2]	532,114
529,200	Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I, 2.66%, 4/25/2051[1,2]	441,422
1,250,000	Flatiron CLO Ltd. Series 2018-1A, Class C, 6.95% (3-Month Term SOFR+196 basis points), 4/17/2031[1,2,3]	1,185,143
545,000	Flexential Issuer Series 2021-1A, Class A2, 3.25%, 11/27/2051[1,2]	475,117
370,000	Ford Credit Auto Owner Trust Series 2022-C, Class B, 5.03%, 2/15/2028[1]	363,954
1,500,000	Fortress Credit Opportunities CLO Ltd. Series 2017-9A, Class A1TR, 6.81% (3-Month USD Libor+155 basis points), 10/15/2033[1,2,3]	1,455,587
	Golub Capital Partners CLO Ltd.
850,000	Series 2018-36A, Class C, 7.43% (3-Month USD Libor+210 basis points), 2/5/2031[1,2,3]	795,976
250,000	Series 2020-47A, Class C1, 8.58% (3-Month USD Libor+325 basis points), 5/5/2032[1,2,3]	241,547
194,579	ITE Rail Fund Levered LP Series 2021-1A, Class A, 2.25%, 2/28/2051[1,2]	164,240
250,000	IVY Hill Middle Market Credit Fund Ltd. Series 12A, Class BR, 8.15% (3-Month USD Libor+290 basis points), 7/20/2033[1,2,3]	234,532
22,084	Laurel Road Prime Student Loan Trust Series 2017-C, Class A2B, 2.81%, 11/25/2042[1,2]	21,748
51,361	Marlette Funding Trust Series 2022-3A, Class A, 5.18%, 11/15/2032[1,2]	51,053
543,000	MCF CLO Ltd. Series 2019-1A, Class A1R, 6.49% (3-Month Term SOFR+150 basis points), 7/17/2031[1,2,3]	534,364
7

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
	MF1 Ltd.
$910,500	Series 2021-FL7, Class AS, 6.61% (1-Month USD Libor+145 basis points), 10/16/2036[1,2,3]	$876,019
448,000	Series 2022-FL8, Class C, 7.27% (30-Day SOFR Average+220 basis points), 2/19/2037[1,2,3]	428,014
103,907	Navient Private Education Refi Loan Trust Series 2021-A, Class A, 0.84%, 5/15/2069[1,2]	90,104
1,058,000	New Economy Assets Phase 1 Sponsor LLC Series 2021-1, Class A1, 1.91%, 10/20/2061[1,2]	905,653
183,239	New Residential Mortgage Loan Trust Series 2021-NQ2R, Class A1, 0.94%, 10/25/2058[1,2,4]	160,904
176,416	Purewest Funding LLC Series 2021-1, Class A1, 4.09%, 12/22/2036[1,2]	166,479
238,000	Santander Drive Auto Receivables Trust Series 2022-5, Class C, 4.74%, 10/16/2028[1]	230,420
127,000	SFS Auto Receivables Securitization Trust 2023-1 Series 2023-1A, Class A2A, 5.89%, 3/22/2027[1,2]	126,990
1,148,000	Slam Ltd. Series 2021-1A, Class A, 2.43%, 6/15/2046[1,2]	982,771
	SMB Private Education Loan Trust
77,806	Series 2017-B, Class A2B, 5.94% (1-Month USD Libor+75 basis points), 10/15/2035[1,2,3]	77,041
521,152	Series 2019-B, Class A2B, 6.19% (1-Month USD Libor+100 basis points), 6/15/2037[1,2,3]	514,730
469,352	TIF Funding II LLC Series 2021-1A, Class A, 1.65%, 2/20/2046[1,2]	387,811
	Willis Engine Structured Trust
556,519	Series 2018-A, Class A, 4.75%, 9/15/2043[1,2,5]	461,366
608,700	Series 2021-A, Class A, 3.10%, 5/15/2046[1,2]	482,403
	TOTAL ASSET-BACKED SECURITIES
	(Cost $15,975,594)	14,516,885
	COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.6%
162,000	BXHPP Trust FILM Series 2021-FILM, Class C, 6.29% (1-Month USD Libor+110 basis points), 8/15/2036[2,3]	146,942
554,000	PMT Issuer Trust - FMSR Series 2021-FT1, Class A, 8.15% (1-Month USD Libor+300 basis points), 3/25/2026[1,2,3]	535,041
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $716,000)	681,983
	CORPORATE BONDS – 79.1%
	COMMUNICATIONS – 6.2%
653,000	AMC Networks, Inc. 4.25%, 2/15/2029[1]	351,032
	AT&T, Inc.
750,000	4.75%, 5/15/2046[1]	661,367
8

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount		Value
	CORPORATE BONDS (Continued)
	COMMUNICATIONS (Continued)
$1,155,000	3.55%, 9/15/2055[1]	$807,470
1,045,000	Comcast Corp. 3.45%, 2/1/2050[1]	794,179
600,000	Cox Enterprises, Inc. 7.37%, 7/15/2027[2]	626,493
	CSC Holdings LLC
250,000	7.50%, 4/1/2028[1,2]	142,493
223,000	6.50%, 2/1/2029[1,2]	180,227
1,144,000	4.63%, 12/1/2030[1,2]	509,047
	Frontier Communications Holdings LLC
36,000	5.88%, 10/15/2027[1,2]	33,035
245,000	5.00%, 5/1/2028[1,2]	211,375
	Paramount Global
488,000	4.20%, 5/19/2032[1]	408,731
83,000	6.87%, 4/30/2036	80,717
530,000	Prosus N.V. 4.99%, 1/19/2052[1,2,6]	381,817
489,000	Time Warner Cable LLC 6.55%, 5/1/2037	468,548
48,000	T-Mobile USA, Inc. 4.95%, 3/15/2028[1]	47,232
	Verizon Communications, Inc.
450,000	2.55%, 3/21/2031[1]	375,435
664,000	3.55%, 3/22/2051[1]	493,519
200,000	Virgin Media Finance PLC 5.00%, 7/15/2030[1,2,6]	159,194
350,000	VTR Finance N.V. 6.37%, 7/15/2028[1,2,6]	131,239
		6,863,150
	CONSUMER DISCRETIONARY – 8.7%
155,000	Air Canada 3.88%, 8/15/2026[1,2,6]	143,678
171,435	Air Canada Class A Pass-Through Trust 5.25%, 10/1/2030[2,6]	166,053
304,155	American Airlines Class AA Pass-Through Trust 3.35%, 4/15/2031	269,979
	American Airlines Class AA Pass-Through Trust
190,280	3.65%, 8/15/2030	175,034
371,755	3.15%, 8/15/2033	323,493
	American Airlines, Inc./AAdvantage Loyalty IP Ltd.
349,000	5.50%, 4/20/2026[2,6]	344,256
161,000	5.75%, 4/20/2029[2,6]	156,350
98,555	British Airways Class A Pass-Through Trust 4.25%, 11/15/2032[2]	89,780
	Caesars Entertainment, Inc.
9

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount		Value
	CORPORATE BONDS (Continued)
	CONSUMER DISCRETIONARY (Continued)
$109,000	8.12%, 7/1/2027[1,2]	$111,516
106,000	7.00%, 2/15/2030[1,2]	106,449
	Delta Air Lines, Inc. / SkyMiles IP Ltd.
104,000	4.50%, 10/20/2025[2,6]	101,897
623,000	4.75%, 10/20/2028[2,6]	604,367
1,101,000	ERAC USA Finance LLC 4.50%, 2/15/2045[1,2]	955,861
739,000	Ford Motor Credit Co. LLC 4.54%, 8/1/2026[1]	693,941
362,000	General Motors Co. 6.80%, 10/1/2027[1]	375,899
	General Motors Financial Co., Inc.
797,000	3.60%, 6/21/2030[1]	688,354
1,213,000	2.35%, 1/8/2031[1]	949,827
125,000	Murphy Oil USA, Inc. 3.75%, 2/15/2031[1,2]	104,775
92,000	Newell Brands, Inc. 6.62%, 9/15/2029[1]	88,196
270,000	Sands China Ltd. 4.88%, 6/18/2030[1,6]	240,343
1,034,000	Starbucks Corp. 4.45%, 8/15/2049[1]	911,763
220,000	Stellantis Finance US, Inc. 2.69%, 9/15/2031[1,2]	175,732
212,012	United Airlines Class A Pass-Through Trust 5.87%, 4/15/2029	210,141
155,000	United Airlines 2023-1 Class A Pass-Through Trust 5.80%, 7/15/2037	157,495
	United Airlines Class AA Pass-Through Trust
157,517	4.15%, 2/25/2033	144,232
523,130	2.70%, 11/1/2033	437,983
204,195	United Airlines Class B Pass-Through Trust 4.60%, 9/1/2027	191,464
	United Airlines, Inc.
64,000	4.38%, 4/15/2026[1,2]	60,777
273,000	4.63%, 4/15/2029[1,2]	248,755
400,000	Wynn Macau Ltd. 5.62%, 8/26/2028[1,2,6]	349,000
		9,577,390
	CONSUMER STAPLES – 3.6%
	Altria Group, Inc.
45,000	4.80%, 2/14/2029[1]	43,742
152,000	5.95%, 2/14/2049[1]	144,118
480,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.70%, 2/1/2036[1]	466,654
10

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount		Value
	CORPORATE BONDS (Continued)
	CONSUMER STAPLES (Continued)
$430,000	Anheuser-Busch InBev Worldwide, Inc. 4.50%, 6/1/2050[1]	$396,013
320,000	BAT Capital Corp. 2.26%, 3/25/2028[1]	273,929
386,000	BAT International Finance PLC 1.67%, 3/25/2026[1,6]	346,954
352,000	Bimbo Bakeries USA, Inc. 4.00%, 5/17/2051[1,2]	282,161
206,000	JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc. 3.63%, 1/15/2032[1,2,6]	167,157
373,000	Kraft Heinz Foods Co. 5.50%, 6/1/2050[1]	369,438
750,000	Kroger Co. 4.50%, 1/15/2029[1]	732,325
229,000	MARB BondCo PLC 3.95%, 1/29/2031[1,2,6]	163,948
600,000	NBM U.S. Holdings, Inc. 6.62%, 8/6/2029[1,2]	549,377
54,000	Philip Morris International, Inc. 5.62%, 11/17/2029[1]	55,003
		3,990,819
	ENERGY – 11.3%
414,000	Aker BP ASA 3.10%, 7/15/2031[1,2,6]	342,428
390,000	BP Capital Markets PLC 4.38% (USD 5 Year Tsy+404 basis points)[1,6,7,8]	374,107
	Cheniere Energy Partners LP
90,000	3.25%, 1/31/2032[1]	74,036
53,000	5.95%, 6/30/2033[1,2]	53,222
265,000	CITGO Petroleum Corp. 7.00%, 6/15/2025[1,2]	260,031
21,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 7.37%, 2/1/2031[1,2]	20,699
224,000	CVR Energy, Inc. 5.25%, 2/15/2025[1,2]	215,967
358,000	DT Midstream, Inc. 4.30%, 4/15/2032[1,2]	309,841
136,000	Ecopetrol S.A. 8.62%, 1/19/2029[1,6]	136,313
690,000	EIG Pearl Holdings Sarl 4.39%, 11/30/2046[2,6]	539,994
	Enbridge, Inc.
174,000	5.70%, 3/8/2033[1,6]	176,249
180,000	6.00% (3-Month USD Libor+389 basis points), 1/15/2077[1,6,9]	166,963
337,000	Endeavor Energy Resources LP / EER Finance, Inc. 5.75%, 1/30/2028[1,2]	329,647
11

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount		Value
	CORPORATE BONDS (Continued)
	ENERGY (Continued)
	Energy Transfer LP
$314,000	3.75%, 5/15/2030[1]	$283,214
275,000	5.40%, 10/1/2047[1]	241,820
500,000	6.25%, 4/15/2049[1]	487,118
92,000	7.12% (USD 5 Year Tsy+530 basis points)[1,7,8]	78,009
	Enterprise Products Operating LLC
475,000	6.45%, 9/1/2040	514,949
366,000	3.30%, 2/15/2053[1]	260,764
126,000	5.38% (3-Month Term SOFR+283 basis points), 2/15/2078[1,9]	104,236
956,000	Exxon Mobil Corp. 4.23%, 3/19/2040[1]	879,592
	Howard Midstream Energy Partners LLC
157,000	6.75%, 1/15/2027[1,2]	149,542
123,000	8.87%, 7/15/2028[1,2]	123,769
	Kinder Morgan, Inc.
410,000	8.05%, 10/15/2030	456,048
600,000	5.55%, 6/1/2045[1]	551,645
	MPLX LP
249,000	5.50%, 2/15/2049[1]	225,268
983,000	4.90%, 4/15/2058[1]	790,870
	NGPL PipeCo LLC
820,000	4.88%, 8/15/2027[1,2]	776,835
737,000	7.77%, 12/15/2037[2]	785,255
107,000	ONEOK, Inc. 6.10%, 11/15/2032[1]	108,811
	Petroleos Mexicanos
304,000	5.95%, 1/28/2031[1,6]	222,054
224,000	6.70%, 2/16/2032[1,6]	170,347
136,000	6.95%, 1/28/2060[1,6]	84,807
250,000	Plains All American Pipeline LP / PAA Finance Corp. 4.50%, 12/15/2026[1]	242,021
809,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 5.50%, 3/1/2030[1]	778,557
290,000	Transcontinental Gas Pipe Line Co. LLC 3.95%, 5/15/2050[1]	223,299
198,000	Valero Energy Corp. 4.00%, 6/1/2052[1]	148,986
31,000	Western Midstream Operating LP 6.15%, 4/1/2033[1]	31,083
800,000	Williams Cos., Inc. 4.90%, 1/15/2045[1]	696,921
		12,415,317
	FINANCIALS – 22.9%
669,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.30%, 1/30/2032[1,6]	547,853
12

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$501,000	AIB Group PLC 4.26% (3-Month USD Libor+187 basis points), 4/10/2025[1,2,4,6]	$489,481
	Allianz S.E.
600,000	3.50% (USD 5 Year Tsy+297 basis points)[1,2,4,6,8,10]	495,285
200,000	3.20% (USD 5 Year Tsy+217 basis points)[1,2,4,6,8,10]	147,520
175,000	Allstate Corp. 6.50% (3-Month USD Libor+212 basis points), 5/15/2067[1,9]	169,768
	Bank of America Corp.
200,000	4.18%, 11/25/2027[1]	189,943
1,895,000	2.97% (SOFR Rate+133 basis points), 2/4/2033[1,9]	1,578,965
200,000	5.87%, 2/7/2042	212,359
166,000	Boston Properties LP 3.80%, 2/1/2024[1]	162,428
93,000	Brixmor Operating Partnership LP 3.85%, 2/1/2025[1]	88,944
	Citigroup, Inc.
297,000	3.98% (3-Month Term SOFR+160 basis points), 3/20/2030[1,9]	274,232
804,000	5.30%, 5/6/2044	742,104
605,000	4.00% (USD 5 Year Tsy+360 basis points)[1,4,8,10]	516,519
494,000	Comerica, Inc. 3.70%, 7/31/2023[1]	492,241
451,000	Credit Agricole S.A. 4.00% (USD SWAP SEMI 30/360 5Y+164 basis points), 1/10/2033[1,2,6,7]	401,381
	Credit Suisse Group A.G.
697,000	2.59% (SOFR Rate+156 basis points), 9/11/2025[1,2,6,9]	664,294
250,000	3.09% (SOFR Rate+173 basis points), 5/14/2032[1,2,4,6]	202,178
	Deutsche Bank A.G.
150,000	6.72% (SOFR Rate+318 basis points), 1/18/2029[1,6,9]	150,161
200,000	7.08% (SOFR Rate+365 basis points), 2/10/2034[1,6,9]	184,934
414,000	Discover Financial Services 6.70%, 11/29/2032[1]	426,300
545,000	EPR Properties 3.60%, 11/15/2031[1]	425,057
	Extra Space Storage LP
75,000	5.70%, 4/1/2028[1]	74,904
265,000	2.35%, 3/15/2032[1]	206,993
1,050,000	Farmers Insurance Exchange 4.75% (3-Month USD Libor+323 basis points), 11/1/2057[1,2,9]	822,948
69,000	Fiserv, Inc. 5.60%, 3/2/2033[1]	70,203
192,000	Global Payments, Inc. 5.40%, 8/15/2032[1]	187,029
151,000	GLP Capital LP / GLP Financing II, Inc. 3.25%, 1/15/2032[1]	121,785
	Goldman Sachs Group, Inc.
209,000	5.95%, 1/15/2027	211,834
13

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$790,000	7.02% (3-Month USD Libor+175 basis points), 10/28/2027[1,3]	$802,903
250,000	6.75%, 10/1/2037	268,764
232,000	High Street Funding Trust II 4.68%, 2/15/2048[1,2]	188,765
395,000	HSBC Capital Funding Dollar 1 LP 10.18% (3-Month USD Libor+498 basis points)[1,2,6,8,9,10]	487,483
	HSBC Holdings PLC
224,000	4.95%, 3/31/2030[6]	220,300
844,000	4.60% (USD 5 Year Tsy+365 basis points)[1,4,6,8,10]	642,495
663,000	ING Groep N.V. 3.87% (SOFR Rate+164 basis points), 3/28/2026[1,4,6]	636,601
	Iron Mountain, Inc.
46,000	5.00%, 7/15/2028[1,2]	42,618
215,000	7.00%, 2/15/2029[1,2]	215,405
164,000	4.87%, 9/15/2029[1,2]	146,795
236,000	JPMorgan Chase & Co. 5.35% (SOFR Rate+185 basis points), 6/1/2034[1,9]	237,767
	Massachusetts Mutual Life Insurance Co.
502,000	5.08% (3-Month USD Libor+319 basis points), 2/15/2069[1,2]	456,208
236,000	4.90%, 4/1/2077[2]	200,503
	MetLife, Inc.
1,219,000	9.25%, 4/8/2038[1,2]	1,413,216
333,000	10.75%, 8/1/2039[1]	429,803
1,150,000	6.40%, 12/15/2066[1]	1,147,753
	Morgan Stanley
500,000	3.95%, 4/23/2027	473,326
575,000	4.89% (SOFR Rate+208 basis points), 7/20/2033[1,9]	553,145
	Nasdaq, Inc.
88,000	5.35%, 6/28/2028[1]	88,107
23,000	5.95%, 8/15/2053[1]	23,522
379,000	PNC Financial Services Group, Inc. 5.00% (3-Month Term SOFR+356 basis points)[1,8,9,10]	325,823
447,000	Prudential Financial, Inc. 5.70% (3-Month USD Libor+266 basis points), 9/15/2048[1,9]	431,485
215,000	Rexford Industrial Realty LP 2.15%, 9/1/2031[1]	167,557
78,000	Santander Holdings USA, Inc. 6.50% (SOFR Rate+236 basis points), 3/9/2029[1,9]	77,171
462,000	SBA Tower Trust 2.59%, 10/15/2031[1,2]	365,794
1,179,000	Scentre Group Trust 2 4.75% (USD 5 Year Tsy+438 basis points), 9/24/2080[1,2,4,6]	1,055,500
159,000	Simon Property Group LP 5.85%, 3/8/2053[1]	157,666
740,000	Synchrony Financial 2.88%, 10/28/2031[1]	537,303
14

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
	Truist Financial Corp.
$66,000	5.87% (SOFR Rate+236 basis points), 6/8/2034[1,9]	$66,004
1,232,000	4.80% (USD 5 Year Tsy+300 basis points)[1,7,8,10]	1,050,280
94,000	U.S. Bancorp 5.84% (SOFR Rate+226 basis points), 6/12/2034[1,9]	94,627
225,000	VICI Properties LP / VICI Note Co., Inc. 3.50%, 2/15/2025[1,2]	214,991
34,000	WEA Finance LLC 4.63%, 9/20/2048[1,2]	23,359
	Wells Fargo & Co.
250,000	5.87%[1,8,9,10]	244,974
719,000	3.90% (USD 5 Year Tsy+345 basis points)[1,4,8,10]	633,008
1,010,000	Westpac Banking Corp. 2.67% (USD 5 Year Tsy+175 basis points), 11/15/2035[1,4,6]	774,797
		25,153,461
	GOVERNMENTS – 1.0%
1,000,000	Saudi Government International Bond 5.25%, 1/16/2050[2,6]	967,500
461,000	Ukraine Government International Bond 7.25%, 3/15/2035[2,6]	106,030
		1,073,530
	HEALTH CARE – 4.4%
561,000	AbbVie, Inc. 4.05%, 11/21/2039[1]	487,395
	Amgen, Inc.
61,000	5.25%, 3/2/2030[1]	61,096
146,000	5.65%, 3/2/2053[1]	147,506
1,000,000	Bayer U.S. Finance II LLC 4.63%, 6/25/2038[1,2]	870,110
400,000	CommonSpirit Health 2.78%, 10/1/2030[1]	336,377
	CVS Health Corp.
271,000	4.30%, 3/25/2028[1]	261,203
287,000	4.25%, 4/1/2050[1]	237,348
89,000	5.87%, 6/1/2053[1]	91,289
200,000	Organon & Co. / Organon Foreign Debt Co-Issuer BV 4.13%, 4/30/2028[1,2]	177,504
154,000	Pfizer Investment Enterprises Pte Ltd. 5.30%, 5/19/2053[1,6]	160,046
	Royalty Pharma PLC
829,000	2.20%, 9/2/2030[1,6]	666,151
320,000	2.15%, 9/2/2031[1,6]	250,749
323,000	STERIS Irish FinCo UnLtd Co. 2.70%, 3/15/2031[1,6]	269,187
15

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount		Value
	CORPORATE BONDS (Continued)
	HEALTH CARE (Continued)
$545,000	Takeda Pharmaceutical Co., Ltd. 3.18%, 7/9/2050[1,6]	$383,291
180,000	Tenet Healthcare Corp. 4.87%, 1/1/2026[1]	175,308
397,000	UnitedHealth Group, Inc. 3.05%, 5/15/2041[1]	305,785
		4,880,345
	INDUSTRIALS – 2.6%
600,000	Adani Ports & Special Economic Zone Ltd. 3.38%, 7/24/2024[2,6]	572,950
422,000	Ashtead Capital, Inc. 4.00%, 5/1/2028[1,2]	390,831
450,000	Boeing Co. 5.80%, 5/1/2050[1]	446,659
52,000	Masonite International Corp. 3.50%, 2/15/2030[1,2,6]	43,680
214,000	Rolls-Royce PLC 5.75%, 10/15/2027[1,2,6]	208,573
160,000	Ryder System, Inc. 5.25%, 6/1/2028[1]	157,852
385,000	Simpar Europe S.A. 5.20%, 1/26/2031[1,2,6]	305,696
50,000	Sydney Airport Finance Co. Pty Ltd. 3.38%, 4/30/2025[1,2,6]	47,859
400,000	TK Elevator U.S. Newco, Inc. 5.25%, 7/15/2027[1,2]	369,612
52,000	TransDigm, Inc. 6.75%, 8/15/2028[1,2]	52,202
160,000	Triton Container International Ltd. 3.15%, 6/15/2031[1,2,6]	122,516
200,000	Union Pacific Corp. 3.84%, 3/20/2060[1]	158,098
		2,876,528
	MATERIALS – 5.0%
431,000	Alpek S.A.B. de C.V. 3.25%, 2/25/2031[1,2,6]	348,291
516,000	AngloGold Ashanti Holdings PLC 3.75%, 10/1/2030[1,6]	442,772
200,000	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 4.00%, 9/1/2029[1,2,6]	158,394
	Braskem Idesa SAPI
391,000	7.45%, 11/15/2029[1,2,6]	259,605
539,000	6.99%, 2/20/2032[1,2,6]	349,123
	Braskem Netherlands Finance B.V.
16

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount		Value
	CORPORATE BONDS (Continued)
	MATERIALS (Continued)
$200,000	4.50%, 1/31/2030[2,6]	$171,832
349,000	5.88%, 1/31/2050[2,6]	281,942
560,000	Celanese U.S. Holdings LLC 6.16%, 7/15/2027[1]	558,104
173,000	LABL, Inc. 5.88%, 11/1/2028[1,2]	157,322
272,000	Newcrest Finance Pty Ltd. 3.25%, 5/13/2030[1,2,6]	239,792
206,000	Nutrien Ltd. 5.90%, 11/7/2024[6]	205,972
358,000	Orbia Advance Corp. S.A.B. de C.V. 2.88%, 5/11/2031[1,2,6]	284,192
	Sealed Air Corp.
523,000	1.57%, 10/15/2026[1,2]	454,825
16,000	6.12%, 2/1/2028[1,2]	15,881
761,000	Sherwin-Williams Co. 2.90%, 3/15/2052[1]	488,900
448,000	Smyrna Ready Mix Concrete LLC 6.00%, 11/1/2028[1,2]	422,529
313,000	Suzano Austria GmbH 3.75%, 1/15/2031[1,6]	267,142
381,000	Vale Overseas, Ltd. 6.87%, 11/21/2036[6]	398,417
		5,505,035
	TECHNOLOGY – 5.1%
	Broadcom, Inc.
1,125,000	3.47%, 4/15/2034[1,2]	922,358
415,000	3.19%, 11/15/2036[1,2]	313,420
169,000	3.75%, 2/15/2051[1,2]	124,272
	Dell International LLC / EMC Corp.
226,000	5.85%, 7/15/2025[1]	226,787
229,000	8.35%, 7/15/2046[1]	280,026
519,000	3.45%, 12/15/2051[1,2]	347,587
	Intel Corp.
53,000	5.20%, 2/10/2033[1]	53,472
35,000	5.70%, 2/10/2053[1]	35,608
192,000	Kyndryl Holdings, Inc. 2.05%, 10/15/2026[1]	165,616
166,000	Micron Technology, Inc. 2.70%, 4/15/2032[1]	130,808
151,000	Microsoft Corp. 2.68%, 6/1/2060[1]	101,075
526,000	NXP B.V. / NXP Funding LLC / NXP USA, Inc. 4.30%, 6/18/2029[1,6]	495,390
	Oracle Corp.
17

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount		Value
	CORPORATE BONDS (Continued)
	TECHNOLOGY (Continued)
$1,105,000	2.30%, 3/25/2028[1]	$974,780
500,000	3.85%, 7/15/2036[1]	417,042
458,000	3.60%, 4/1/2040[1]	353,776
46,000	5.55%, 2/6/2053[1]	44,492
768,000	VMware, Inc. 2.20%, 8/15/2031[1]	603,362
		5,589,871
	UTILITIES – 8.3%
650,000	AES Andes S.A. 6.35% (USD 5 Year Tsy+492 basis points), 10/7/2079[1,2,6,7]	592,482
470,747	AES Panama Generation Holdings SRL 4.38%, 5/31/2030[1,2,6]	401,901
789,000	Arizona Public Service Co. 4.25%, 3/1/2049[1]	628,676
32,000	CenterPoint Energy Houston Electric LLC 5.30%, 4/1/2053[1]	32,667
229,000	CMS Energy Corp. 3.75% (USD 5 Year Tsy+290 basis points), 12/1/2050[1,4]	176,742
634,000	Edison International 5.38% (USD 5 Year Tsy+470 basis points)[1,4,8,10]	554,053
200,000	Electricite de France S.A. 9.12% (USD 5 Year Tsy+541 basis points)[1,2,6,7,8]	205,096
230,000	Evergy Metro, Inc. 4.20%, 6/15/2047[1]	191,296
385,000	Evergy Missouri West, Inc. 5.15%, 12/15/2027[1,2]	379,458
905,000	Exelon Corp. 4.05%, 4/15/2030[1]	845,462
200,000	FirstEnergy Corp. 7.37%, 11/15/203[1]	228,108
22,000	Indiana Michigan Power Co. 5.62%, 4/1/2053[1]	22,545
307,000	IPALCO Enterprises, Inc. 4.25%, 5/1/2030[1]	277,650
314,000	Jersey Central Power & Light Co. 2.75%, 3/1/2032[1,2]	258,834
239,000	Light Servicos de Eletricidade S.A./Light Energia S.A. 4.38%, 6/18/2026[1,2,6]	95,618
354,000	Metropolitan Edison Co. 4.30%, 1/15/2029[1,2]	334,565
1,000,000	MidAmerican Energy Co. 4.25%, 7/15/2049[1]	849,191
206,000	New England Power Co. 5.94%, 11/25/2052[1,2]	215,020
	NiSource, Inc.
29,000	5.25%, 3/30/2028[1]	28,976
18

 AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount		Value
	CORPORATE BONDS (Continued)
	UTILITIES (Continued)
$218,000	3.60%, 5/1/2030[1]	$196,258
112,000	5.40%, 6/30/2033[1]	112,026
	Pacific Gas and Electric Co.
305,000	2.10%, 8/1/2027[1]	260,455
481,000	3.50%, 8/1/2050[1]	305,107
535,000	Piedmont Natural Gas Co., Inc. 3.50%, 6/1/2029[1]	484,458
239,000	Puget Energy, Inc. 2.38%, 6/15/2028[1]	205,501
	Southern Co. Gas Capital Corp.
426,000	5.87%, 3/15/20411	428,300
121,000	3.95%, 10/1/2046[1]	93,175
822,000	4.40%, 5/30/2047[1]	681,608
		9,085,228
	TOTAL CORPORATE BONDS
	(Cost $102,203,675)	87,010,674
	MUNICIPAL BONDS – 0.2%
294,000	University of Michigan 3.60%, 4/1/2047	255,840
	TOTAL MUNICIPAL BONDS
	(Cost $294,000)	255,840
	U.S. GOVERNMENT AND AGENCIES – 5.4%
	United States Treasury Bond
1,027,800	3.13%, 2/15/2042	901,894
527,200	1.25%, 5/15/2050	295,768
69,200	1.38%, 8/15/2050	40,128
496,800	4.00%, 11/15/2052	509,453
675,100	3.62%, 2/15/2053	646,830
	United States Treasury Note
450,000	0.13%, 8/15/2023	447,274
160,000	1.75%, 3/15/2025	151,325
146,900	3.62%, 3/31/2028	143,446
533,100	3.62%, 5/31/2028	521,272
530,000	3.50%, 4/30/2030	514,431
353,600	3.50%, 2/15/2033	344,263
1,453,000	3.38%, 5/15/2033	1,400,555
	TOTAL U.S. GOVERNMENT AND AGENCIES
	(Cost $5,983,516)	5,916,639

19

AAM/Insight Select Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Number of Shares		Value
	SHORT-TERM INVESTMENTS – 0.2%
216,874	Goldman Sachs Financial Square Government Fund - Institutional Class 4.95%[11]	$216,874
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $216,874)	216,874
	TOTAL INVESTMENTS – 98.7%
	(Cost $125,389,659)	108,598,895
	Other Assets in Excess of Liabilities – 1.3%	1,483,721
	TOTAL NET ASSETS – 100.0%	$110,082,616

LLC – Limited Liability Company
LP – Limited Partnership
PLC – Public Limited Company

[1]	Callable.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $45,371,659, which represents 41.2% of total net assets of the Fund.
[3]	Floating rate security.
[4]	Variable rate security. Rate shown is the rate in effect as of June 30, 2023.
[5]	Step rate security.
[6]	Foreign security denominated in U.S. Dollars.
[7]	Fixed to variable security. Fixed rate indicated is the rate effective at June 30, 2023. Security may convert at a future date to a variable rate of referenced rate and spread.
[8]	Perpetual security. Date shown is next call date.
[9]	Fixed to float security. Fixed rate indicated is the rate effective at June 30, 2023. Security may convert at a future date to a floating rate or referenced rate and spread.
[10]	Interest-only security.
[11]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

20

AAM/Insight Select Income Fund SCHEDULE OF INVESTMENTS - Continued As of June 30, 2023
FUTURES CONTRACTS
Number of Contracts Long (Short)	Description	Expiration Date	Notional Value	Value at June 30, 2023	Unrealized Appreciation (Depreciation)
Interest Rate Futures
20	2-Year U.S. Treasury Note	September 2023	$4,124,563	$4,066,875	$(57,688)
25	5-Year U.S. Treasury Note	September 2023	2,713,873	2,677,344	(36,529)
(25)	10-Year U.S. Treasury Note	September 2023	(2,832,175)	(2,806,641)	25,534
144	U.S. Treasury Long Bond	September 2023	18,299,655	18,274,500	(25,155)
(107)	Ultra 10-Year U.S. Treasury Note	September 2023	(12,831,241)	(12,672,813)	158,428
(30)	Ultra Long-Term U.S. Treasury Bond	September 2023	(4,056,965)	(4,086,563)	(29,598)
TOTAL FUTURES CONTRACTS			$5,417,710	$5,452,702	$34,992
See accompanying Notes to Financial Statements.

21

AAM/Insight Select Income Fund

SUMMARY OF INVESTMENTS

As of June 30, 2023

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Financials	22.9%
Energy	11.3%
Consumer Discretionary	8.7%
Utilities	8.3%
Communications	6.2%
Technology	5.1%
Materials	5.0%
Health Care	4.4%
Consumer Staples	3.6%
Industrials	2.6%
Governments	1.0%
Total Corporate Bonds	79.1%
Asset-Backed Securities	13.2%
U.S. Government and Agencies	5.4%
Commercial Mortgage-Backed Securities	0.6%
Municipal Bonds	0.2%
Short-Term Investments	0.2%
Total Investments	98.7%
Other Assets in Excess of Liabilities	1.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

22

AAM/Insight Select Income Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2023

Assets:
Investments, at value (cost $125,389,659)	$108,598,895
Cash	705
Cash deposited with broker for futures contracts	395,933
Receivables:
Investment securities sold	361,095
Fund shares sold	23,948
Variation margin on futures contracts	34,992
Dividends and interest	1,325,384
Prepaid expenses	31,972
Total assets	110,772,924
Liabilities:
Payables:
Investment securities purchased	453,212
Fund shares redeemed	72,256
Advisory fees	20,443
Shareholder servicing fees (Note 7)	28,519
Distribution fees - Class A & C (Note 8)	3,848
Fund accounting and administration fees	34,289
Transfer agent fees and expenses	17,567
Custody fees	4,099
Auditing fees	20,553
Trustees’ deferred compensation (Note 3)	11,723
Trustees’ fees and expenses	5,618
Chief Compliance Officer fees	1,817
Accrued other expenses	16,364
Total liabilities	690,308
Net Assets	$110,082,616
Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$136,362,477
Total distributable earnings (accumulated deficit)	(26,279,861)
Net Assets	$110,082,616
Maximum Offering Price Per Share:
Class A Shares:
Net assets applicable to shares outstanding	$8,367,657
Number of shares issued and outstanding	935,969
Net asset value per share[1]	$8.94
Maximum sales charge (3.00% of offering price)[2]	0.28
Maximum offering price to public	$9.22
Class C Shares:
Net assets applicable to shares outstanding	$2,550,145
Number of shares issued and outstanding	285,307
Net asset value per share[3]	$8.94
Class I Shares:
Net assets applicable to shares outstanding	$99,164,178
Number of shares issued and outstanding	11,084,597
Net asset value per share	$8.95
Class Y Shares:
Net assets applicable to shares outstanding	$636
Number of shares issued and outstanding	71
Net asset value per share[4]	$8.94

See accompanying Notes to Financial Statements.

23

AAM/Insight Select Income Fund

STATEMENT OF ASSETS AND LIABILITIES - Continued

As of June 30, 2023

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be imposed to the extent a finder’s fee was paid on certain redemptions of such shares within 18 months of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $100,000 or more, the sales charge will be reduced.
[3]	A CDSC of 1.00% may be charged on purchases that are redeemed within 12 months of purchase.
[4]	Net asset value is calculated based on unrounded net assets and shares outstanding.

See accompanying Notes to Financial Statements.

24

AAM/Insight Select Income Fund

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2023

Investment income:
Dividends (net of foreign withholding taxes of $66)	$4,309
Interest	5,433,422
Total investment income	5,437,731
Expenses:
Advisory fees	431,221
Shareholder servicing fees - Class A (Note 7)	3,743
Shareholder servicing fees - Class C (Note 7)	1,707
Shareholder servicing fees - Class I (Note 7)	64,817
Distribution fees - Class A (Note 8)	20,965
Distribution fees - Class C (Note 8)	28,441
Fund accounting and administration fees	121,300
Transfer agent fees and expenses	69,781
Custody fees	21,154
Registration fees	69,608
Auditing fees	20,736
Chief Compliance Officer fees	20,467
Shareholder reporting fees	13,347
Trustees’ fees and expenses	11,097
Legal fees	9,651
Miscellaneous	9,130
Insurance fees	3,943
Total expenses	921,108
Advisory fees recovered (waived)	(234,038)
Net expenses	687,070
Net investment income (loss)	4,750,661
Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	(5,608,839)
Futures contracts	77,230
Total net realized gain (loss) on:	(5,531,609)
Net change in unrealized appreciation (depreciation) on:
Investments	3,344,666
Futures contracts	(66,821)
Net change in unrealized appreciation (depreciation)	3,277,845
Net realized and unrealized gain (loss)	(2,253,764)
Net Increase (Decrease) in Net Assets from Operations	$2,496,897

See accompanying Notes to Financial Statements.

25

AAM/Insight Select Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$4,750,661	$5,883,272
Net realized gain (loss) on investments and futures contracts	(5,531,609)	(3,679,320)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	3,277,845	(31,463,341)
Net increase (decrease) in net assets resulting from operations	2,496,897	(29,259,389)
Distributions to Shareholders:
Distributions:
Class A	(313,356)	(360,770)
Class C	(84,654)	(91,983)
Class I	(4,085,566)	(6,341,807)
Class Y	(25)	(24)
Total distributions to shareholders	(4,483,601)	(6,794,584)
Capital Transactions:
Net proceeds from shares sold:
Class A	2,352,160	5,916,581
Class C	209,481	333,721
Class I	31,916,251	69,911,576
Reinvestment of distributions:
Class A	266,383	318,289
Class C	81,893	89,278
Class I	4,009,887	6,227,750
Class Y	25	24
Cost of shares redeemed:
Class A1	(3,062,952)	(7,268,454)
Class C2	(921,072)	(889,166)
Class I3	(58,372,663)	(135,572,221)
Net increase (decrease) in net assets from capital transactions	(23,520,607)	(60,932,622)
Total increase (decrease) in net assets	(25,507,311)	(96,986,595)
Net Assets:
Beginning of period	135,589,927	232,576,522
End of period	$110,082,616	$135,589,927
Capital Share Transactions:
Shares sold:
Class A	262,379	545,518
Class C	23,068	30,126
Class I	3,597,764	6,692,693
Shares reinvested:
Class A	29,856	30,142
Class C	9,172	8,518
Class I	448,693	588,430
Class Y	3	2
Shares redeemed:
Class A	(342,705)	(679,310)
Class C	(102,831)	(85,630)
Class I	(6,522,172)	(13,209,927)
Net increase (decrease) in capital share transactions	(2,596,773)	(6,079,438)

[1]	Net of redemption fee proceeds of $995 and $3,121, respectively.

See accompanying Notes to Financial Statements.

26

AAM/Insight Select Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

[2]	Net of redemption fee proceeds of $412 and $1, respectively.
[3]	Net of redemption fee proceeds of $904 and $11,845, respectively.

See accompanying Notes to Financial Statements.

27

AAM/Insight Select Income Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.09	$11.07	$10.87	$10.36	$9.78
Income from Investment Operations:
Net investment income (loss)[1]	0.36	0.29	0.29	0.31	0.34
Net realized and unrealized gain (loss)	(0.17)	(1.94)	0.31	0.50	0.57
Total from investment operations	0.19	(1.65)	0.60	0.81	0.91
Less Distributions:
From net investment income	(0.34)	(0.30)	(0.29)	(0.30)	(0.34)
From net realized gain	-	(0.03)	(0.11)	-	-
Total distributions	(0.34)	(0.33)	(0.40)	(0.30)	(0.34)
Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	0.01
Net asset value, end of period	$8.94	$9.09	$11.07	$10.87	$10.36
Total return[3]	2.12%	(15.28)%	5.55%	7.97%	9.65%
Ratios and Supplemental Data:
Net assets, end of period	$8,367,657	$8,969,207	$12,070,502	$10,088,253	$8,059,594
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	1.00%	0.92%	0.92%	0.99%	1.17%
After fees waived and expenses absorbed/recovered	0.79%	0.78%	0.79%	0.84%	0.84%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	3.79%	2.60%	2.47%	2.75%	3.09%
After fees waived and expenses absorbed/recovered	4.00%	2.74%	2.60%	2.90%	3.42%
Portfolio turnover rate	40%	59%	104%	121%	155%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 3.00% of offering price which is reduced on sales of $100,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% that will be imposed to the extent a finder’s fee was paid on certain redemptions of Class A shares made within 18 months of purchase. If the sales charge was included, total returns would be lower.

See accompanying Notes to Financial Statements.

28

AAM/Insight Select Income Fund

FINANCIAL HIGHLIGHTS

Class C

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.09	$11.06	$10.86	$10.35	$9.77
Income from Investment Operations:
Net investment income (loss)[1]	0.29	0.21	0.20	0.23	0.27
Net realized and unrealized gain (loss)	(0.17)	(1.95)	0.31	0.51	0.58
Total from investment operations	0.12	(1.74)	0.51	0.74	0.85
Less Distributions:
From net investment income	(0.27)	(0.20)	(0.20)	(0.23)	(0.27)
From net realized gain	-	(0.03)	(0.11)	-	-
Total distributions	(0.27)	(0.23)	(0.31)	(0.23)	(0.27)
Redemption fee proceeds[1]	- [2]	- [2]	- [2]	-	- [2]
Net asset value, end of period	$8.94	$9.09	$11.06	$10.86	$10.35
Total return[3]	1.32%	(15.97)%	4.74%	7.21%	8.87%
Ratios and Supplemental Data:
Net assets, end of period	$2,550,145	$3,234,680	$4,454,691	$4,481,201	$3,634,082
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	1.77%	1.70%	1.69%	1.71%	1.89%
After fees waived and expenses absorbed/recovered	1.56%	1.56%	1.56%	1.56%	1.56%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	3.02%	1.82%	1.70%	2.03%	2.37%
After fees waived and expenses absorbed/recovered	3.23%	1.96%	1.83%	2.18%	2.70%
Portfolio turnover rate	40%	59%	104%	121%	155%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class C shares made within 12 months of purchase. If the sales charge was included, total returns would be lower.

See accompanying Notes to Financial Statements.

29

AAM/Insight Select Income Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.10	$11.09	$10.88	$10.37	$9.80
Income from Investment Operations:
Net investment income (loss)[1]	0.38	0.31	0.31	0.34	0.37
Net realized and unrealized gain (loss)	(0.17)	(1.95)	0.32	0.50	0.57
Total from investment operations	0.21	(1.64)	0.63	0.84	0.94
Less Distributions:
From net investment income	(0.36)	(0.32)	(0.31)	(0.33)	(0.37)
From net realized gain	-	(0.03)	(0.11)	-	-
Total distributions	(0.36)	(0.35)	(0.42)	(0.33)	(0.37)
Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]
Net asset value, end of period	$8.95	$9.10	$11.09	$10.88	$10.37
Total return3	2.35%	(15.14)%	5.88%	8.29%	9.87%
Ratios and Supplemental Data:
Net assets, end of period	$99,164,178	$123,385,419	$216,050,597	$170,278,190	$107,166,095
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	0.77%	0.71%	0.69%	0.69%	0.86%
After fees waived and expenses absorbed/recovered	0.56%	0.57%	0.56%	0.54%	0.53%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	4.02%	2.81%	2.70%	3.05%	3.40%
After fees waived and expenses absorbed/recovered	4.23%	2.95%	2.83%	3.20%	3.73%
Portfolio turnover rate	40%	59%	104%	121%	155%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

30

AAM/Insight Select Income Fund

FINANCIAL HIGHLIGHTS

Class Y

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.09	$11.08	$10.87	$10.36	$9.79
Income from Investment Operations:
Net investment income (loss)[1]	0.39	0.32	0.32	0.34	0.37
Net realized and unrealized gain (loss)	(0.18)	(1.95)	0.32	0.51	0.57
Total from investment operations	0.21	(1.63)	0.64	0.85	0.94
Less Distributions:
From net investment income	(0.36)	(0.33)	(0.32)	(0.34)	(0.37)
From net realized gain	-	(0.03)	(0.11)	-	-
Total distributions	(0.36)	(0.36)	(0.43)	(0.34)	(0.37)
Net asset value, end of period	$8.94	$9.09	$11.08	$10.87	$10.36
Total return[2]	2.42%	(15.08)%	5.95%	8.34%	9.91%
Ratios and Supplemental Data:
Net assets, end of period	$636	$621	$732	$691	$638
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	0.71%	0.64%	0.63%	0.65%	0.83%
After fees waived and expenses absorbed/recovered	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	4.08%	2.88%	2.77%	3.10%	3.43%
After fees waived and expenses absorbed/recovered	4.29%	3.02%	2.90%	3.25%	3.76%
Portfolio turnover rate	40%	59%	104%	121%	155%

[1]	Based on average shares outstanding for the year.
[2]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

31

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2023

Note 1 – Organization

AAM/Insight Select Income Fund (the “Fund”) is organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is to seek current income. The Fund currently offers four classes of shares: Class A, Class C, Class I and Class Y. The Fund’s Class A, Class C and Class I shares commenced investment operations on April 19, 2013. The Fund’s Class Y shares commenced investment operations on October 31, 2017.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing. Prior to September 8, 2022, securities were valued at fair value as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee were subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee met as needed. The Valuation Committee was comprised of all the Trustees, but action may had been taken by any one of the Trustees.

32

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

(b) Futures Contracts

The Fund may enter into futures contracts (including contracts relating to foreign currencies, interest rates and other financial indexes), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as cash deposited with broker. Securities deposited as initial margin are designated in the Schedule of Investments. During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marked to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. Depending upon the agreement with the broker, the Fund may or may not settle variation margin daily. When the contracts are closed or expires, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract.

(c) Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Preferred Stock Risk

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

33

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

(e) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares relative net assets, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(f) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of June 30,2023, and during the prior three open tax years the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders

The Fund will make distributions of net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

34

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

(h) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisors Asset Management, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.38% of the Fund’s average daily net assets. The Advisor has engaged Insight North America LLC (the “Sub-Advisor”) to manage the Fund and pay the Sub-Advisor from its advisory fees.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.85%, 1.60%, 0.60% and 0.50% of the average daily net assets of the Fund’s Class A, Class C, Class I and Class Y Shares, respectively. This agreement is in effect until October 31, 2032, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended June 30, 2023, the Advisor waived its fees totaling $234,038 for the Fund. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At June 30, 2023, the amount of these potentially recoverable expenses was $796,582. The Advisor may recapture all or a portion of this amount no later than June 30 of the years stated below:

2024	$289,414
2025	273,130
2026	234,038
Total	$796,582

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, N.A., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended June 30, 2023 are reported on the Statement of Operations.

35

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

IMST Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended June 30, 2023, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund and remains a liability to the Fund until distributed in accordance with the Plan.  The Trustees’ Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities.  Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended June 30, 2023, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At June 30,2023, gross unrealized appreciation and (depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$125,391,234

Gross unrealized appreciation	135,329
Gross unrealized depreciation	(16,927,668)

Net unrealized appreciation (depreciation)	$(16,792,339)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2023, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (loss) as follows:

Increase (Decrease)
	Paid-in Capital	Total Distributable Earnings (Loss)
Insight Select Income Fund	$337	$(337)
36

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

As of June 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$422,404
Undistributed long-term capital gains	-
Tax accumulated earnings	442,404

Accumulated capital and other losses	(9,898,203)
Deferred Compensation Outstanding	(11,723)
Unrealized appreciation (depreciation) on investments	(16,792,339)
Total accumulated earnings (deficit)	$(26,279,861)

The tax character of the distributions paid during the fiscal years ended June 30, 2023, and June 30, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$4,483,601	$6,470,263
Net long-term capital gains	-	324,321
Total distributions paid	$4,483,601	$6,794,584

At June 30, 2023, the Fund had an accumulated capital loss carry forward as follows:

Short-term	$1,692,345
Long-term	8,205,858
Total	$9,898,203

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended June 30, 2023 and the year ended June 30, 2022, the Fund received $2,311 and $14,967, respectively, in redemption fees.

Note 6 – Investment Transactions

For the year ended June 30, 2023, purchases and sales of investments, excluding short-term investments and futures contracts, were $44,779,871 and $65,995,549, respectively.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of the average daily net assets attributable to Class A shares, Class C shares, and Class I shares serviced by shareholder servicing agents who provide administrative and support services to their customers. The Class Y shares do not participate in the Shareholder Servicing Plan.

37

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

For the year ended June 30, 2023, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Rule 12b-1 plan with respect to its Class A and Class C Shares. Under the plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C Shares and/or administrative service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. Class I Shares and Class Y shares are not subject to any distribution or service fees under the Plan.

For the year ended June 30, 2023, distribution and service fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

·	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

·	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

·	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires

38

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Assets
Investments
Asset-Backed Securities	$-	$14,516,885	$-	$14,516,885
Commercial Mortgage-Backed Securities	-	681,983	-	681,983
Corporate Bonds[1]	-	87,010,674	-	87,010,674
Municipal Bonds	-	255,840	-	255,840
U.S. Government and Agencies	-	5,916,639	-	5,916,639
Short-Term Investments	216,874	-	-	216,874
Total Investments	216,874	108,382,021	-	108,598,895
Other Financial Instruments**
Futures Contracts	183,962	-	-	183,962
Total Assets	$400,836	$108,382,021	$-	$108,782,857

Liabilities
Other Financial Instruments**
Futures Contracts	$148,970	$-	$-	$148,970
Total Liabilities	$148,970	$-	$-	$148,970

[1]	For a detailed break-out of corporate bonds by major sector classification, please refer to the Schedules of Investments.
*	The Fund did not hold any Level 3 securities at period end.
**	Other financial instruments are derivative instruments such as futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Note 11 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position and performance. The Fund invested in futures contracts during the year ended June 30, 2023.

39

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments, as of June 30, 2023, by risk category are as follows:

		Asset Derivatives	Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Value
Interest Rate Contracts	Unrealized appreciation/depreciation on open futures contracts*	$183,962	$148,970

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Net unrealized appreciation/depreciation is shown as variation margin as presented on the Statements of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended June 30, 2023 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments		Total
Interest Rate Contracts	Futures Contracts	$77,230

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments		Total
Interest Rate Contracts	Futures Contracts	$(66,821)

The quarterly average volumes of derivative instruments as of June 30, 2023 are as follows:

Derivatives not designated as hedging instruments			Total
Interest Rate Contracts	Long Futures Contracts	Notional Amount	$30,705,366
Interest Rate Contracts	Short Futures Contracts	Notional Amount	(26,838,249)

Note 12 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The

40

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 13 - Recently Issued Accounting Pronouncements

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and exchange-traded funds (ETFs) to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 84–) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

Note 14 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

41

AAM/Insight Select Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the AAM/Insight Select Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the AAM/Insight Select Income Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of June 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 29, 2023

43

AAM/Insight Select Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Long-Term Capital Gain

The Fund designates $0.00 as long term capital gain distribution.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 966-9661. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
“Independent” Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	4	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	4	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	4	None.

44

AAM/Insight Select Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
“Independent” Trustee:
James E. Ross [a] (born 1965) Trustee	Since December 2022	Non-Executive Chairman and Director, Fusion Acquisition Corp. II, a special purpose acquisition company (March 2021 – present); Non-Executive Chairman and Director, Fusion Acquisition Corp., a special purpose acquisition company (June 2020 – September 2021); Executive Vice President, State Street Global Advisors, a global asset management firm (2012 – March 2020); Chairman and Director, SSGA Funds Management, Inc., a registered investment advisor (2005 – March 2020); Chief Executive Officer, Manager and Director, SSGA Funds Distributor, LLC, a broker-dealer (2017 – March 2020).	4

SPDR Index Shares Funds, a registered investment company (includes 26 portfolios); SPDR Series Trust, a registered investment company (includes 125 portfolios); Select Sector SPDR Trust, a registered investment company (includes 11 portfolios); SSGA Active Trust, a registered investment company (includes 14 portfolios); Fusion Acquisition Corp II.

45

AAM/Insight Select Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Interested Trustee:
Maureen Quill a* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013 – December 2020); Vice President, Investment Managers Series Trust (December 2013 – June 2014).	4

FPA Funds Trust (includes 2 portfolios), Bragg Capital Trust (includes 2 portfolios), FPA New Income, Inc. and FPA U.S. Core Equity Fund, Inc., each a registered investment company; Source Capital, Inc., a closed-end investment company.

Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).

			N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022); Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).

			N/A	N/A

46

AAM/Insight Select Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Officers of the Trust:
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); and Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 50 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the AAM/Bahl & Gaynor Income Growth Fund, AAM/HIMCO Short Duration Fund, and AAM/Phocas Real Estate Fund which are offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

47

AAM/Insight Select Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) met on March 15-16, 2023 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the AAM/Insight Select Income Fund series of the Trust (the “Fund”) pursuant to the Liquidity Rule. The Board has appointed Advisors Asset Management, Inc., the investment adviser to the Fund, as the program administrator (“Program Administrator”) for the Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Fund, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the period from January 1, 2022, through December 31, 2022 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

·	The Fund Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions);
·	An overview of market liquidity for the Fund during the Program Reporting Period;
·	The Fund’s ability to meet redemption requests;
·	The Fund’s cash management;
·	The Fund’s borrowing activity, if any, in order to meet redemption requests;
·	The Fund’s compliance with the 15% limit of illiquid investments; and
·	The Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for the Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Fund primarily holds assets that are defined under the Liquidity Rule as “highly liquid investments,” and therefore the Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage the Fund’s liquidity risk; (ii) the Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, the Fund was able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

48

AAM/Insight Select Income Fund

EXPENSE EXAMPLE

For the Six Months Ended June 30, 2023 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2023 to June 30, 2023.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period
		1/1/23	6/30/23	1/1/23 – 6/30/23
Class A*	Actual Performance	$1,000.00	$ 1,034.20	$4.03
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.83	4.01
Class C*	Actual Performance	1,000.00	1,029.80	7.85
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.06	7.80
Class I*	Actual Performance	1,000.00	1,035.20	2.80
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.03	2.78
Class Y*	Actual Performance	1,000.00	1,017.75	2.51
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.33	2.49

49

AAM/Insight Select Income Fund

EXPENSE EXAMPLE - Continued

For the Six Months Ended June 30, 2023 (Unaudited)

*	Expenses are equal to the Fund’s annualized expense ratios of 0.80%, 1.56%, 0.55%, and 0.50% for Class A, Class C, Class I, and class Y shares, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.
50

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AAM/Insight Select Income Fund

A series of Investment Managers Series Trust

Investment Advisor

Advisors Asset Management, Inc.

18925 Base Camp Road, Suite 203

Monument, Colorado 80132

Sub-Advisor

Insight North America LLC

200 Park Avenue, 7th Floor

New York, New York 10166

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.acaglobal.com

FUND INFORMATION

	TICKER	CUSIP
AAM/Insight Select Income Fund - Class A	CPUAX	46141P 883
AAM/Insight Select Income Fund - Class C	CPUCX	46141P 875
AAM/Insight Select Income Fund - Class I	CPUIX	46141P 867
AAM/Insight Select Income Fund - Class Y	CPUYX	46141Q 121

Privacy Principles of the AAM/Insight Select Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AAM/Insight Select Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 966-9661, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 966-9661, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (888) 966-9661.

AAM/Insight Select Income Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 966-9661

Item 1. Report to Stockholders (Continued).

(b)	Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-966-9661.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  William H. Young is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2023	FYE 06/30/22
Audit Fees	$ 18,550	$ 17,950
Audit-Related Fees	N/A	N/A
Tax Fees	$ 2,800	$ 2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 06/30/2023	FYE 06/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 06/30/2023	FYE 06/30/2022
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	09/08/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	09/08/2023

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	09/08/2023